Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Jeffrey H. Smulyan

Jeffrey H. Smulyan

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Susan B. Bayh

Susan B. Bayh

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Lawrence B. Sorrel

Lawrence B. Sorrel

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Richard A. Leventhal

Richard A. Leventhal

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Peter A. Lund

Peter A. Lund

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Greg A. Nathanson

Greg A. Nathanson

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POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Gary L. Kaseff

Gary L. Kaseff

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Frank V. Sica

Frank V. Sica

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 30, 2004	/s/ Walter Z. Berger

Walter Z. Berger